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                                                                    Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report of Take-Two Interactive Software, Inc. (the "Company") on Form 10-Q for the period ended July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly Sumner, as Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. SS 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934: and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





                                            /s/ Kelly Sumner
                                            ----------------
                                            Kelly Sumner
                                            Chief Executive Officer

                                            September 16, 2002